Exhibit 10.18

AMENDING AGREEMENT

This Agreement is signed October 12, 2005 but is deemed to confirm the parties intentions effective as of the 23rd day of November, 2002 (the “Effective Date”).

Between:

THE UNIVERSITY OF BRITISH COLUMBIA, a corporation continued under the University Act of British Columbia and having its administrative offices at 2075 Wesbrook Mall, Vancouver, British Columbia, V6T 1W5

(the “University”)

- and -

ONCOGENEX TECHNOLOGIES INC. a corporation incorporated under the laws of Canada, and having offices at Suite 400, 1001 West Broadway, Vancouver, British Columbia, V6H 4B1

(the “Licensee”)

WHEREAS:

A.            The University and the Licensee entered into a license agreement with a Commencement Date of November 1, 2001 (“BP5 License Agreement”) pursuant to which the University granted the Licensee an exclusive worldwide license to the insulin growth factor binding protein – 5 (“BP5”); and

B.            The University and the Licensee entered into a license agreement with a Commencement Date of September 1, 2002 (“Bi-Specific License Agreement”) pursuant to which the University granted the Licensee an exclusive worldwide license to three separate technologies: (a) insulin growth factor binding protein – 2; (b) insulin growth factor binding protein – 2 and insulin growth factor binding protein – 5; and (c) Relaxin;

C.            The Parties agreed pursuant to Article 11.4 of the Bi-Specific License Agreement that efforts to develop and exploit a Product incorporating all or part of the technology or Improvements related to [***] will be considered development and exploitation of all [***] technologies for the purpose of Article 11.4 of [***] and the [***] respectively, provided that the Licensee continues to undertake an active research program with respect to the technologies which are not the Licensee’s lead Product and the Licensee continues to pay all patent costs incurred by the University pursuant to Article 7.1. As also provided under Article 11.4, in the event that Licensee does not engage in an active research program to the reasonable satisfaction of the University for each of BP2, Bi-Specific or BP5 for in excess of 24 months, the Licensee shall either amend the license to exclude the technology or enter into another agreement with the University to make annual payments to maintain the license. Further, the Parties agreed in Section 11.4 of

*Certain information in this exhibit has been omitted as confidential, as indicated by [***]. This information has been filed separately with the Commission.

the Bi-Specific License Agreement to amend the BP5 License such that this intent is consistent between the two Agreements.

D.            Pursuant to Section 11.4 of the Bi-Specific License Agreement, the University and the Licensee now wish to amend the BP5 License Agreement in order that the intent of Section 11.4 of the Bi-Specific License Agreement be carried out.

Now therefore, in consideration of the mutual promises and covenants contained in this Amending Agreement, the parties hereto covenant and agree with each other as follows:

1.             The first paragraph of Article 11.4 of the BP-5 License Agreement (but not subparagraphs 11.4(a), (b), (c) or (d)) is amended by deleting such first paragraph in its entirety and replacing it with the following:

“The Parties acknowledge that in addition to the insulin growth factor binding protein – 5 (“BP5”) licensed to the Licensee under this Agreement, the Licensee and the University have entered into a further license agreement for three separate technologies (the “Bi-Specific License Agreement”): (a) insulin growth factor binding protein – 2 (“BP2”); (b) insulin growth factor binding protein – 2 and insulin growth factor binding protein – 5 (“Bi-Specific”); and (c) Relaxin (“Relaxin”). It is intended that one of [***] shall become a lead Product of the Licensee, and that the [***] technologies will be used to support the intellectual property position of the Licensee in respect of such Product. Further, the Parties acknowledge and agree that any efforts to develop and exploit a Product incorporating all or part of the technology or Improvements related to [***] will be considered development and exploitation of all [***]  technologies for the purposes of this Article 11.4 and Article 11.4 of the Bi-Specific License Agreement, provided that the Licensee continues to undertake an active research program with respect to the technologies which are not the Licensee’s lead Product and the Licensee continues to pay all patent costs incurred by the University pursuant to Article 7.1. Therefore, the Licensee shall use reasonable commercial efforts to develop and exploit the Technology and any Improvements and to promote, market and sell the Products and utilize the Technology and any Improvements and to meet or cause to be met the market demand for the Products and the utilization of the Technology and any Improvements.

Notwithstanding the foregoing, in the event that the Licensee has not taken reasonable commercial efforts to develop and exploit each of [***], as evidenced by failing to engage in an active research program to the reasonable satisfaction of the University with respect to each of [***] for in excess of 24 months, the Licensee shall either amend the license to exclude that technology or enter into an agreement with the University to make annual payments of [***] to the University to maintain the license for such technology, notwithstanding the Licensee may not be taking reasonable commercial efforts to exploit such technology.

Without limiting the generality of the foregoing, the Licensee shall:”.

2.             Schedule “A” of the BP5 License Agreement is amended by deleting it in its entirety and replacing it with the new Schedule “A” attached hereto.

3.             Except as modified herein, the University and the Licensee confirm that the BP5 License Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF the parties have executed this Amendment on June             , 2005, with the intent of confirming the parties intentions as of the Effective Date.

SIGNED FOR AND ON BEHALF OF

THE UNIVERSITY OF BRITISH COLUMBIA

by its duly authorized officers:

J.P. Heale, PhD, MBA
Associate Director
/s/ J.P. Heale	University-Industry Liaison Office
Authorized Signatory

Authorized Signatory

SIGNED FOR AND ON BEHALF OF
ONCOGENEX TECHNOLOGIES INC.
By its duly authorized officers:

/s/ Scott Cormack
Authorized Signatory

SCHEDULE “A”

DESCRIPTION OF “TECHNOLOGY”

The following represents the intellectual property and know-how that is to be licensed to the Licensee for development of novel treatments of cancer as contemplated under this License Agreement:

UBC File #	Inventor(s)	Title	Serial #	Issued Patent #
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

2.             And all applications that may be filed based on the foregoing, including, without limitation, all regular, divisional or continuation, in whole or in part, applications based on the foregoing, and all applications corresponding to the foregoing filed in countries other than the United States; and

3.             Any and all issued and unexpired re-issues, re-examinations, renewals or extensions that may be based on any of the patents described above.